FIRST AMENDMENT TO
NOTE PURCHASE AND COVENANTS AGREEMENT

THIS FIRST AMENDMENT TO NOTE PURCHASE AND COVENANTS AGREEMENT (this "Amendment") dated as of April 29, 2016, is made by and among INDIANAPOLIS POWER & LIGHT COMPANY, an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof (the “Lenders”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the "Administrative Agent") under the Agreement referred to below. PNC CAPITAL MARKETS LLC is Sole Bookrunner and Sole Lead Arranger and BMO HARRIS BANK N.A. is Documentation Agent under the Agreement.
WITNESSETH:
WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into the Note Purchase and Covenants Agreement dated as of December 22, 2015 (the "Agreement"); and
WHEREAS, Standard & Poor’s Ratings Services recently upgraded the Borrower’s credit rating to BBB- from BB+ which had the unintended result of increasing the Applicable Margin on the pricing grid of the Agreement; and
WHEREAS, the Borrower has requested that the Lenders modify the method used to determine the Applicable Margin on the pricing grid of the Agreement in order to avoid such result; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Agreement.
NOW, THEREFORE, in consideration of their mutual covenants and agreements hereafter set forth, and intending to be legally bound, the parties hereto agree as follows:
ARTICLE I

Section 1.1    Section 1.1 [Certain Definitions] of the Agreement shall be amended to insert the following new definitions in the appropriate alphabetical order therein:
“First Amendment shall mean that certain First Amendment to Agreement, dated as of April 29, 2016, among Borrower, the Lenders and Administrative Agent.”

“First Amendment Effective Date shall mean the date that each of the conditions set forth in Section 2.3 of the First Amendment has been satisfied to the satisfaction of the Administrative Agent.”

Section 1.2    Amendment of Background Statements. Paragraph 2 of the Background statements of the Agreement is hereby amended and restated in its entirety as follows:
2. The 2015A Notes and 2015B Notes were issued pursuant to a Trust Indenture dated as of December 1, 2015 (the "Original Indenture") by and between the Issuer and U.S. Bank National Association, as trustee (the "Trustee"), which Original Indenture is being amended and supplemented by the First Amendatory and Supplemental Indenture of Trust dated as of April 1, 2016 (the "First Amendatory and Supplemental Indenture of Trust", and together with the Original Indenture, the "Indenture").
Section 1.3    Amended and Restated Schedule 1.1(A). Schedule 1.1(A) [Pricing Grid - Variable Pricing and Fees Based on Borrower's Rating] to the Agreement is hereby amended and restated to read as set forth on the Schedule 1.1(A) attached to this Amendment.
Article II

Section 2.1    No Other Amendments. Except as amended hereby, the terms and provisions of the Agreement remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any Potential Default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ or Administrative Agent’s rights and remedies (all of which are hereby reserved).
Section 2.2    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that the representations and warranties set forth in Article III of the Agreement, are true and correct on and as of the date hereof (except for any representation or warranty which was expressly limited to an earlier date, in which case such representation and warranty shall be true and correct on and as of such date), and that no Event of Default, or Potential Default, has occurred or is continuing or exists on or as of the date hereof.
Section 2.3    Conditions to Effectiveness. This Amendment shall become effective on the First Amendment Effective Date upon execution and delivery to the Administrative Agent hereof by the Borrower, all of the Lenders and the Administrative Agent and the satisfaction of the following conditions precedents:
(a)Execution and Delivery of Amendment. The Borrower, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment to the Administrative Agent, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Administrative Agent.

(b)Execution and Delivery of Indenture Amendment. Administrative Agent shall have received an amendment to the Indenture effective as of the First Amendment Effective Date in the form attached hereto as Exhibit A (the “First Amendatory and Supplemental Indenture of Trust”).
(c)Opinion of Note Counsel. Administrative Agent shall have received an opinion of note counsel addressed to the Administrative Agent and the Lenders as to the no adverse tax effect of this Amendment and the First Amendatory and Supplemental Indenture of Trust on the Notes.
(d)Consents. All material consents required to effectuate the transactions contemplated by this Amendment and the other Loan Documents and shall have been obtained.
(e)Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.
Section 2.4    Approval and Execution of First Amendatory and Supplemental Indenture of Trust.
The Lenders hereby approve and consent to the execution of the First Amendatory and Supplemental Indenture of Trust in the form attached hereto as Exhibit A, and authorize and direct the Administrative Agent to execute the First Amendatory and Supplemental Indenture of Trust on behalf of the Lenders.
Section 2.5    Miscellaneous.
(a)    This Amendment shall become effective as provided in Section 2.3.
(b)    The Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed, and shall, as so amended, remain in full force and effect. From and after the date that the amendments herein described take effect, all reference to the “Agreement” in the Agreement and in the other Loan Documents, shall be deemed to be references to the Agreement as amended by this Amendment.
(c)    This Amendment shall be deemed to be a contract under the laws of the State of Indiana, and for all purposes shall be governed by, construed and enforced in accordance with the laws of said State.

(d)    This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts. Each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one in the same instrument.
(e)    For purposes of determining withholding Taxes imposed under FATCA, from and after the date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(f)    This Amendment amends the Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Borrower under the Agreement or any other Loan Document.
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[SIGNATURE PAGE TO
FIRST AMENDMENT TO NOTE PURCHASE AND COVENANTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER:

INDIANAPOLIS POWER & LIGHT COMPANY

By:
Craig L. Jackson
Vice President and Chief Financial Officer

[SIGNATURE PAGE TO
FIRST AMENDMENT TO NOTE PURCHASE AND COVENANTS AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent By: Tracy J. Venable Senior Vice President

[SIGNATURE PAGE TO
FIRST AMENDMENT TO NOTE PURCHASE AND COVENANTS AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION
By:

[SIGNATURE PAGE TO
FIRST AMENDMENT TO NOTE PURCHASE AND COVENANTS AGREEMENT]

BMO HARRIS BANK N.A., individually and as Documentation Agent
By:

[SIGNATURE PAGE TO
FIRST AMENDMENT TO NOTE PURCHASE AND COVENANTS AGREEMENT]

SUNTRUST BANK
By:

[SIGNATURE PAGE TO
FIRST AMENDMENT TO NOTE PURCHASE AND COVENANTS AGREEMENT]

THE HUNTINGTON NATIONAL BANK
By:

SCHEDULE 1.1(A)

PRICING GRID--
VARIABLE PRICING BASED ON BORROWER'S RATING

The "Applicable Margin" for any day is the rate per annum set forth below corresponding to the Status that exists on such day:

Level	Borrower's Rating (Fitch/Moody's/S&P)	Applicable Margin
1	≥ A-/A3/A-	1.000%
2	≥ BBB+/Baa1/BBB+	1.125%
3	≥ BBB/Baa2/BBB	1.250%
4	≥ BBB-/Baa3/BBB-	1.500%
5	≥ BB+/Ba1/BB+	1.875%
6	< BB+/Ba1/BB+	2.125%

For purposes of this Schedule, the following terms have the following meanings:

"Fitch" means Fitch, Inc.

"Fitch Rating" means the rating assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of Fitch shall be disregarded. If Fitch does not maintain a senior unsecured debt rating for the Borrower, "Fitch Rating" shall mean the corporate credit rating assigned by Fitch to the Borrower. The rating in effect on any date is that in effect on the close of business on such date.

"Moody's" means Moody's Investors Service, Inc.

"Moody's Rating" means the rating assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. If Moody's does not maintain a senior unsecured debt rating for the Borrower, "Moody's Rating" shall mean the corporate credit rating assigned by Moody's to the Borrower. The rating in effect on any date is that in effect on the close of business on such date.

"Rating" means a Fitch Rating, Moody's Rating or S&P Rating, as appropriate.

"Rating Agency" means Fitch, Moody's or S&P, as appropriate.

"S&P" means Standard & Poor's Ratings Group.

Schedule 1.1(A) - 1

"S&P Rating" means the rating assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. If S&P does not maintain a senior unsecured debt rating for the Borrower, "S&P Rating" shall mean the corporate credit rating assigned by S&P to the Borrower. The rating in effect on any date is that in effect on the close of business on such date.

"Status" refers to the determination of which of Level 1 Status, Level 2 Status, Level 3 Status, Level 4 Status, Level 5 Status or Level 6 Status exists at any date.

For purposes of the foregoing, (a) if no Rating Agency shall have in effect a Rating, the Applicable Margin will be set in accordance with Level 6; (b) if only one Rating Agency shall have in effect a Rating, the Applicable Margin shall be determined by reference to the available Rating; (c) if only two of the Rating Agencies have in effect a Rating and such Ratings shall fall within different levels, the Applicable Margin shall be based upon the higher Rating unless such Ratings differ by two or more levels, in which case the applicable level will be deemed to be one level below the higher of such levels; (d) if the Ratings shall fall within three different levels, then the Applicable Margin shall be based upon one level above the mid-point between the highest and lowest Rating (or if such calculation does not yield an exact mid-point Rating, the higher of the two intermediate mid-point Ratings); (e) In the case where two of the ratings are in the equivalent rating category (the "Majority Rating") and the third rating is not, (i) if the third rating is no more than one rating category different from the Majority Rating, the Applicable Margin corresponding to the rating category of the Majority Rating will apply; (ii) if the third rating is two or more rating categories higher than the Majority Rating, the Applicable Margin for the rating one rating category higher than the Majority Rating will apply; and (iii) if the third rating is two or more rating categories lower than the Majority Rating, the Applicable Margin for the rating one rating category lower than the Majority Rating will apply; (f) if any Rating shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the Rating Agency making such change.

EXHIBIT A
FORM OF
FIRST AMENDATORY AND SUPPLEMENTAL INDENTURE OF TRUST